UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2024

SANARA MEDTECH INC.
(Exact name of registrant as specified in its charter)

Texas	001-39678	59-2219994
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1200 Summit Avenue, Suite 414 Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 529-2300

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMTI	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2024, the Board of Directors (the “Board”) of Sanara MedTech Inc. (the “Company”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

●	modernize the Amended and Restated Bylaws consistent with changes in the Texas Business Organizations Code (the “TBOC”), including changes related to the electronic transmission of documents, share certificates and virtual meetings;

●	provide that the number of directors who shall constitute the whole Board shall be set as designated by the Board from time to time;

●	increase the threshold required for shareholders to call a special meeting from 10% to 25% of the issued and outstanding shares of the Company;

●	set forth advance notice provisions with procedural mechanics and disclosure requirements in connection with submissions of shareholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at shareholder meetings, including without limitation, by requiring:

○	additional background information and disclosures regarding proposing shareholders, proposed business and other persons related to a shareholder’s solicitation of proxies; and

○	that a shareholder’s notice with respect to an annual meeting be delivered to the Company not less than 90 days nor more than 120 days prior to the anniversary date of the Company’s annual meeting of shareholders in the immediately preceding year; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary date of the previous year’s annual meeting, the notice must be received not earlier than 120 days prior to such annual meeting and not later than the later of (A) 90 days prior to such annual meeting and (B) the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was made by the Company;

●	set forth advance notice provisions with procedural mechanics and disclosure requirements in connection with shareholder nominations of directors at shareholder meetings, including without limitation, by requiring:

○	additional background information and disclosures regarding proposing shareholders, proposed nominees, proposed business and other persons related to a shareholder’s solicitation of proxies;

○	any shareholder submitting a nomination notice to make a representation that such shareholder has complied with all applicable requirements of state law and the Exchange Act;

○	any shareholder submitting a nomination notice to make a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;

○	any shareholder submitting a nomination or proposal notice to make a representation that such shareholder will provide the Company with the updates and supplements required by the Amended and Restated Bylaws;

○	any shareholder submitting a nomination notice to make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act (“Rule 14a-19”), and if so, to include an undertaking that such shareholder will comply with the requirements of Rule 14a-19 and to provide, at the Company’s request, no later than five business days prior to the applicable meeting, reasonable evidence that the requirements of Rule 14a-19 have been satisfied; and

○	that a shareholder’s notice with respect to an annual meeting be delivered to the Company not less than 90 days nor more than 120 days prior to the anniversary date of the Company’s annual meeting of shareholders in the immediately preceding year; provided, however, that in the event that no annual meeting was held in the previous year or the annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary date of the previous year’s annual meeting, the notice must be received not earlier than 120 days prior to such annual meeting and not later than the later of (A) 90 days prior to such annual meeting and (B) the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public announcement of the date of the meeting was made by the Company;

●	adjust the record date ranges applicable to shareholder meetings and dividend distributions from a maximum of 50 to a maximum of 60 days;

●	provide that a director may be removed at a shareholder meeting by a vote of a majority of the shares entitled to vote for the election of such director, rather than by the vote of a majority of the shares present and entitled to vote thereon;

●	allow for the Chairman of the Board to call a special meeting, in addition to the president, the Board and the shareholders;

●	provide that any nominee for election or reelection as a director must deliver certain information and make representations with respect to that nominee’s background and compliance with all applicable rules under the TBOC and other law, securities exchanges, the Certificate of Formation and Amended and Restated Bylaws;

●	remove the requirement that the Company annually appoint officers;

●	adopt new provisions related to exclusive forum and consent to jurisdiction for certain derivative claims or actions; and

●	make various other updates, including ministerial and conforming changes.

The foregoing description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Sanara MedTech Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 22, 2024

Sanara MedTech Inc.

		By:	/s/ Michael D. McNeil
		Name:	Michael D. McNeil
		Title:	Chief Financial Officer